UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             ---------------------

                                   FORM 8-K

                                CURRENT REPORT
                             ---------------------

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 11, 2005

                             Wynn Resorts, Limited
            (Exact Name of Registrant as Specified in its Charter)

             Nevada                     000-50028                 46-0484987
 (State or Other Jurisdiction    (Commission File Number)      (I.E. Employer
       of Incorporation)                                     Identification No.)

       3131 Las Vegas Boulevard South
              Las Vegas, Nevada                                     89109
  (Address of Principal Executive Offices)                       (Zip Code)

                                (702) 770-7555
             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

In the Summary Compensation Table included in the proxy statement on Schedule 14A of Wynn Resorts, Limited (the "Company"), filed April 11, 2005, the amounts reported as bonus compensation paid to the Company's Chief Financial Officer during 2004, 2003 and 2002 were inadvertently also reported as other annual compensation to the Chief Financial Officer for those years, although there were no amounts of other annual compensation paid during those years. Set forth below is a corrected Summary Compensation Table.

                          SUMMARY COMPENSATION TABLE

The following table sets forth the compensation paid or accrued by the Company to the Chief Executive Officer of the Company and to each of the four most highly compensated executive officers of the Company (other than the Chief Executive Officer) (collectively, the "Named Executive Officers"), for services rendered to the Company and its affiliates in all capacities during the last three completed fiscal years.


--------------------------------- ------------------------------------------------ ---------------------------- ----------------
                                                Annual Compensation                   Long-Term Compensation
---------------------------------------------------------------------------------- ---------------------------- ----------------
                                                                                               Awards
--------------------------------- ------ ------------ ------------ -------------- ------------ ---------------- ----------------
                                                                                   Restricted    Securities
                                                                    Other Annual     Stock       Underlying        All Other
   Name and Principal Position     Year    Salary        Bonus      Compensation    Award(s)    Options/SARs     Compensation
                                             ($)          ($)            ($)          ($)            (#)            ($)(1)
--------------------------------- ------ ------------ ------------ -------------- ------------ ---------------- ----------------
Stephen A. Wynn                   2004    $1,826,923   $2,740,382   $215,283(2)     $     --                --        $15,928
 Chief Executive Officer of       2003     1,326,923           --    109,213(2)           --                --         11,437
 Wynn Resorts, Limited            2002       197,115           --     63,060(2)           --                --
                                                                                                                           --
--------------------------------- ------ ------------ ------------ -------------- ------------ ---------------- ----------------
Ronald J. Kramer (3)              2004     1,171,923    1,171,923         --              -- (4)            --          7,458
   President of Wynn              2003     1,072,692           --         --       2,828,770 (5)       200,000          1,530
   Resorts, Limited               2002       730,769    1,250,000         --              --                --            833
--------------------------------- ------ ------------ ------------ -------------- ------------ ---------------- ----------------
Marc D. Schorr                    2004     1,000,000    1,000,000         --              -- (4)            --         10,643
  Chief Operating Officer of      2003       788,461           --         --              --           200,000          6,000
  Wynn Resorts, Limited           2002       118,269           --         --       2,513,830 (5)            --            139
--------------------------------- ------ ------------ ------------ -------------- ------------ ---------------- ----------------
John Strzemp                      2004       509,000      175,000         --              --                --          7,408
 Executive Vice President and     2003       509,000      150,000         --              --           100,000          7,267
 Chief Financial Officer of       2002       459,692      150,000         --       2,513,830 (5)            --          7,122
 Wynn Resorts, Limited
--------------------------------- ------ ------------ ------------ -------------- ------------ ---------------- ----------------
Linda Chen                        2004       500,000      250,000     53,567              --                --          6,633
 President - Wynn International   2003       499,670      250,000         --              --            50,000            486
 Marketing, LLC                   2002       423,882      145,205         --              --            25,000            168
--------------------------------- ------ ------------ ------------ -------------- ------------ ---------------- ----------------


(1) The following amounts are included in All Other Compensation: (i) the Company's matching contributions made in fiscal year 2004 to the Company's 401(k) Plan, as follows: Stephen A. Wynn ($6,150), Kramer ($6,125), Marc D. Schorr ($6,150), John Strzemp ($6,150) and Linda Chen ($6,150) and (ii) executive life insurance premiums paid in 2004, as follows: Stephen A. Wynn ($9,778), Ronald J. Kramer ($1,308), Marc D. Schorr ($4,493) John Strzemp ($1,259) and Linda Chen ($483).

(2) The following amounts are included in Other Annual Compensation: (i) in 2004, $68,750 for compensation and benefits of a driver whom we employ for Stephen A. Wynn's business and personal use, $63,311 related to the value of a vehicle provided by the Company for Mr. Wynn's use, and $83,222 attributable to personal use of the Company's corporate aircraft (the amount attributable to personal use of the Company's aircraft equals the amount by which the variable cost of such use exceeds the amount paid by the executive, which amount is determined by reference to the Internal Revenue Services Standard Industry Fare Level (SIFL) tables. The SIFL amount is used by the Company and its executives for tax reporting purposes); and (ii) in 2003, $64,900 for compensation and benefits of a driver whom we employ for Stephen A. Wynn's business and personal use, and $44,313 related to the value of a vehicle provided by the Company for Mr. Wynn's use; and (iii) in 2002, $55,000 for the salary of a driver whom we employee for Stephen A. Wynn's business and personal use, and $8,060 for the value of accounting services provided to Mr. Wynn.

(3) Mr. Kramer commenced his employment with the predecessor of the Company on April 1, 2002.

(4) On December 27, 2004, subject to certain conditions, the Compensation Committee approved a grant to Messrs. Kramer and Schorr of 150,000 and 125,000 shares of restricted stock, respectively, for services rendered during 2004. These grants became effective on February 3, 2005. 20% of each grant will vest on December 15th of each of the next five years, beginning with December 15, 2005.

(5) On December 11, 2002, Messrs. Strzemp and Schorr were each granted 189,723 shares of restricted stock, and on April 1, 2003, Mr. Kramer was granted 189,723 shares of restricted stock. Mr. Strzemp's grant vested in its entirety on November 1, 2004. Messrs. Kramer's and Schorr's grants vest in their entirety on May 31, 2005. As of December 31, 2004, the value of Messrs. Kramer's and Schorr's respective grants was $12,696,263 based on a closing price of $66.92 per share on December 31, 2004. There are no voting rights associated with any unvested shares and any distributions or dividends with respect to unvested shares are held by the Company and are released only upon vesting.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 21, 2005

                                                  Wynn Resorts, Limited


                                                  By:  /s/ John Strzemp
                                                      ------------------------
                                                      John Strzemp
                                                      Chief Financial Officer